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Exhibit 99.143

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

IN RE:
DEBTOR IN POSSESSION INTERIM STATEMENT
SNTL Corporation (formerly Superior National Insurance Group)
STATEMENT NO. 20 FOR THE PERIOD FROM: 1-Nov-01
DEBTOR	TO: 30-Nov-01

CHAPTER 11 CASE NO. SV00-14099-GM

		DIP Payroll Account	DIP WCMA/MLIF Account	DIP Operating Account	Pre-Petition Payroll Account	Pre-Petition Operating Account Imperial Bank	Pre-Petition Operating Account Bank of Bermuda	Pre-Petition Investment Account

	CASH ACTIVITY ANALYSIS				CLOSED 5/12/00	CLOSED 5/15/00	CLOSED 5/19/00	CLOSED 5/31/00

A.	Total Receipts Per All Prior Interim Statements	$8,302,985.84	$4,983,824.69	$730,319.36	$127,139.87	$84.46	$45.84	$12.16
B.	Less: Total Disbursements Per All Prior Interim Statements	$8,280,159.36	$4,956,554.85	$693,885.98	$127,139.87	$84.46	$45.84	$12.16

C.	Beginning Balance	$22,826.48	$27,269.84	$36,433.38	$0.00	$0.00	$0.00	$0.00

D.	Receipts During Current Period
	Per Attached Schedule	$0.00	$913.05	$25,000.00	$0.00	$0.00	$0.00	$0.00

E.	Balance Available	$22,826.48	$28,182.89	$61,433.38	$0.00	$0.00	$0.00	$0.00

F.	Less: Disbursements During Period
	Per Attached Schedule	$1,039.26	$25,000.00	$25,840.06	$0.00	$0.00	$0.00	$0.00

G.	Ending Balance	$21,787.22	$3,182.89	$35,593.32	$0.00	$0.00	$0.00	$0.00

H.  ACCOUNT INFORMATION

(1).	DIP Payroll Account
	(a)	Depository Name and Location	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
	(b)	Account Number	15818-20438
(2).	DIP WCMA/MLIF Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07W63
(3).	DIP Operating Account
	(a)	Depository Name and Location	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
	(b)	Account Number	15815-16527
(4).	Pre-Petition Payroll Account
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	14173-04996	CLOSED 5/12/00
(5).	Pre-Petition Operating Account
	(a)	Depository Name and Location	Imperial Bank, 226 Airport Parkway, San Jose, CA 95110
	(b)	Account Number	17-061-275	CLOSED 5/15/00
(6).	Pre-Petition Operating Account
	(a)	Depository Name and Location	Bank of Bermuda, 6 Front Street, Hamilton HM 11, Bermuda
	(b)	Account Number	1010-584560	CLOSED 5/19/00
(7).	Pre-Petition Investment Account
	(a)	Depository Name and Location	Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
	(b)	Account Number	350776	CLOSED 5/31/00

I.  Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated:	1-2-2002	Signed:	/s/ Alex Corbett

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

IN RE:
DEBTOR IN POSSESSION INTERIM STATEMENT
SNTL Corporation (formerly Superior National Insurance Group)
STATEMENT NO. 20 FOR THE PERIOD FROM: 1-Nov-01
DEBTOR	TO: 30-Nov-01

CHAPTER 11 CASE NO. SV00-14099-GM

		Pre-Petition MLIF Account	Pre-Petition Monarch Funds Account	Pre-Petition Preemptive Rights Holding Account	Pre-Petition Operating Account Chase	Pre-Petition Equity Account	Pre-Petition Concentration Acct Bank of America	Pre-Petition Accounts Payable Bank of America

	CASH ACTIVITY ANALYSIS	CLOSED 6/6/00	CLOSED 6/6/00	CLOSED 5/15/00	CLOSED 5/18/00	CLOSED 5/15/00	CLOSED 5/10/00	CLOSED 5/15/00

A.	Total Receipts Per All Prior Interim Statements	$1,215,440.20	$173.00	$0.00	$0.00	$0.00	$0.00	$0.00
B.	Less: Total Disbursements Per All Prior Interim Statements	$1,215,439.74	$173.00	$0.00	$0.00	$0.00	$0.00	$0.00

C.	Beginning Balance	$0.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

D.	Receipts During Current Period
	Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

E.	Balance Available	$0.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

F.	Less: Disbursements During Period
	Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

G.	Ending Balance	$0.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

H.  ACCOUNT INFORMATION

(7).	Pre-Petition MLIF Account
	(a)	Depository Name and Location	Merrill Lynch, 10 West Second Street, #400, Dayton, OH 45402
	(b)	Account Number	77M07K15	CLOSED 6/6/00
(8).	Pre-Petition Monarch Funds Account
	(a)	Depository Name and Location	Imperial Bank-Monarch Funds, PO Box 446, Portland, ME 04112
	(b)	Account Number	10-00054585-31-01	CLOSED 6/6/00
(9).	Pre-Petition Preemptive Rights Holding Account
	(a)	Depository Name and Location	Imperial Bank-Monarch Funds, PO Box 446, Portland, ME 04112
	(b)	Account Number	17-108-832	CLOSED 5/15/00
(10).	Pre-Petition Operating Account
	(a)	Depository Name and Location	Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245
	(b)	Account Number	910-2-662864	CLOSED 5/18/00
(11).	Pre-Petition Equity Account
	(a)	Depository Name and Location	Chase Manhattan Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, NY 11245
	(b)	Account Number	910-2-662856	CLOSED 5/15/00
(12).	Pre-Petition Concentration Account
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	14173-04939	CLOSED 5/10/00
(13).	Pre-Petition Accounts Payable Account
	(a)	Depository Name and Location	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
	(b)	Account Number	77650-01167	CLOSED 5/15/00

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  Exhibit 99.143
OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA
OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA